                                                                    Exhibit 10.7

            AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 31, 2000 ("Amendment No. 3 to Credit Agreement"), is made by and among PEN HOLDINGS, INC., a Tennessee corporation (the "Borrower") and MELLON BANK, N.A., a national banking association, CIBC INC., FIRST AMERICAN BANK OF NASHVILLE and any other "Banks" which are hereafter made a party to the Credit Agreement as hereinafter defined (individually, a "Bank" and collectively, the "Banks") and MELLON BANK, N.A. as Agent for the Banks (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Agent, the Banks and the Borrower entered into an Amended and Restated Credit Agreement dated as of June 3, 1998 as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of February 1, 1999 and Amendment No. 2 to Amended and Restated Credit Agreement dated as of June 21, 2000 (collectively the "Credit Agreement"), pursuant to which the Banks agreed to make, inter alia, revolving credit loans to the Borrower of up to $40,000,000, in accordance with, and as provided for in, the Credit Agreement;

         WHEREAS, the Banks and the Borrower have agreed to amend certain provisions of the Credit Agreement as more particularly set forth herein; and

         WHEREAS, Section 9.03 of the Credit Agreement provides that such Credit Agreement may be amended from time to time by an instrument signed by the parties thereto.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, intending to be legally bound hereby, the parties agree as follows:

         SECTION 1.  INTERPRETATION AND DEFINITIONS.

         (A) All terms used in this Amendment No. 3 to Credit Agreement and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. The Credit Agreement, and this Amendment No. 3 to Credit Agreement are to be treated as one agreement and are together referred to hereafter as the "Agreement".

         (B) Article I of the Credit Agreement is amended to include the following definitions. To the extent the definitions below modify defined terms contained in the Credit Agreement prior to this Amendment No. 3 to Credit Agreement, such terms are amended and restated in their entirety to read as follows:

         "Agreement" means the Amended and Restated Credit Agreement dated as of June 3, 1998, as amended by Amendment No. 1 to Credit Agreement dated as of , 1999, as amended by Amendment No. 2 to Credit Agreement dated as of June 21, 2000, as amended by Amendment No. 3 to Credit Agreement, as the same may be further amended, modified or supplemented from time to time.

         "Amendment No. 3 to Credit Agreement" means that certain Amendment No. 3 to Amended and Restated Credit Agreement dated as of August 31, 2000 entered into by and among the Borrower, the Agent and the Banks.

         SECTION 2. AMENDMENT AND RESTATEMENT OF SUBSECTION 2.03(2) OF THE CREDIT AGREEMENT. As of the Effective Date, Subsection (2) of Section 2.03 of the Credit Agreement, entitled "Rates Based Upon Applicable Bases Points" shall be amended and restated as follows:

                  (2)  Rates Based Upon Applicable Basis Points.

         Applicable Basis Points. The Applicable Basis Points shall be determined based upon the financial statements of the Borrower and its Consolidated Subsidiaries submitted to the Banks by Borrower as of the end of each fiscal quarter of the Borrower in accordance with Section 5.01(b) of this Agreement. The Applicable Basis Points shall be adjusted effective as of the first day of each fiscal quarter of the Borrower based upon the financial statements of the Borrower delivered to the Banks for the immediately preceding fiscal quarter, as provided in the preceding sentence. The Applicable Basis Points shall be adjusted as follows based upon the Borrower's Consolidated Debt to EBITDA Ratio, as calculated on a rolling four quarter basis.



           [THE REMAINDER OF THIS PAGE 2 IS INTENTIONALLY LEFT BLANK]

      ========================================================================================================
                        Applicable Basis Applicable Basis
                                     Points to be added     Points to be added        Consolidated Debt
                                    to Prime Rate Option   to Euro Rate Option         to EBITDA Ratio
      Revolving
      Credit Loans
      =============================---------------------------------------------------------------------------
                                    A        175 basis     A        275 basis    A        Equal to or
                                    points                 points                greater than 5.00 to 1
      =============================---------------------------------------------------------------------------
                                    B        150 basis     B        250 basis    B        Less than 5.00 to
                                    points                 points                1 and greater than or equal
                                                                                 to 4.50 to 1
      =============================---------------------------------------------------------------------------
                                    C        125 basis     C        225 basis    C        Less than 4.50 to
                                    points                 points                1 and greater than or equal
                                                                                 to 3.75 to 1
      =============================---------------------------------------------------------------------------
                                    D        100 basis     D        200 basis    D        Less than 3.75 to
                                    points                 points                1 and greater than or equal
                                                                                 to 3.00 to 1
      =============================---------------------------------------------------------------------------
                                    E        75 basis      E        175 basis    E        Less than 3.00 to
                                    points                 points                1 and greater than or equal
                                                                                 to 2.25 to 1
      =============================---------------------------------------------------------------------------
                                    F        50 basis      F        150 basis    F        Less than 2.25 to
                                    points                 points                1 and greater than or equal
                                                                                 to 1.50 to 1
      =============================---------------------------------------------------------------------------
                                    G        25 basis      G        125 basis    G        Less than 1.50 to
                                    points                 points                1
      ========================================================================================================


         SECTION 3. AMENDMENT AND RESTATEMENT OF SECTION 6.13 OF THE CREDIT AGREEMENT. Section 6.13 of the Credit Agreement entitled "Capital Expenditures" shall be amended and restated in its entirety as follows:

                  6.13 Capital Expenditures. (a) The Borrower shall not permit Consolidated Capital Expenditures (other than Consolidated Capital Expenditures incurred in connection with the Fork Creek Reserves), when taken together with Lease Obligations of the Borrower and its Consolidated Subsidiaries (exclusive of Lease Obligations on account of mineral or coal reserve leases), to exceed (i) $25,000,000 during the fiscal year of the Borrower and its Consolidated Subsidiaries ending on December 31, 2000, (ii) $35,000,000 during the fiscal year of the Borrower and its Consolidated Subsidiaries ending on December 31, 2001,
         (iii) $32,000,000 during the fiscal year of Borrower and its Consolidated Subsidiaries ending on December 31, 2002, or (iv) $25,000,000 during any fiscal year of Borrower and its Consolidated Subsidiaries ending thereafter.

                  (b) The Borrower shall not permit Consolidated Capital Expenditures incurred in connection with the Fork Creek Reserves (including, without limitation, Consolidated Capital Expenditures incurred in connection with the construction of the preparation plant and the load out, rail and mine development work, but excluding capitalized general and administrative expense and interest expense) to exceed $68,000,000 through the period ending December 31, 2000, all on a cumulative basis.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Banks that:

         (a) The Borrower has corporate power and authority to execute and deliver this Amendment No. 3 to Credit Agreement, to make the borrowings provided for in the Agreement and to perform its obligations under the Agreement, the Notes and the other Loan Documents. All such action has been duly and validly authorized by all necessary corporate proceedings on the part of the Borrower.

         (b) Each of the Sureties has corporate power and authority to execute and deliver this Amendment, to make the borrowings provided for in the Agreement and to perform its respective obligations under the Agreement and the other Loan Documents. All such action has been duly and validly authorized by all necessary corporate proceedings on the part of each of the Sureties.

         (c) Neither the execution and delivery of this Amendment No. 3 to Credit Agreement or any Loan Document, nor the consummation of the transactions contemplated herein, nor the performance of or compliance with its terms and conditions will (a) violate any Law, (b) conflict with or result in a breach of or a default under the certificate of incorporation or by-laws of the Borrower or any Surety or any agreement or instrument to which the Borrower or any Surety is a party or by which the Borrower or any Surety or any of its properties (now owned or acquired in the future) may be subject or bound or (c) result in the creation or imposition of any Lien upon any property (now owned or acquired in the future) of the Borrower or any Surety, except as contemplated by the provisions of the Agreement.

         (d) This Amendment No. 3 to Credit Agreement has been duly and validly executed and delivered by the Borrower and the Sureties and such agreements constitute legal, valid and binding obligations of the Borrower and the Sureties, enforceable in accordance with its terms except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors' rights generally.

         (e) The representations and warranties of the Borrower and the Sureties contained in the Agreement and the other Loan Documents are correct and accurate on and as of the date hereof.

         SECTION 5. EFFECTIVE DATE AND CONDITIONS OF CLOSING. The effective date of this Amendment No. 3 to Credit Agreement shall be July 1, 2000 (the "Effective Date"). Prior to a consummation or closing of the transactions contemplated in this Amendment, the Borrower shall satisfy, or shall cause to be satisfied, the conditions described in Exhibit "A" attached to this Amendment No. 3 to Credit Agreement, to the satisfaction of the Agent.

         SECTION 6. AMENDMENT FEE AND EXPENSES. On the Effective Date, the Borrower shall pay to the Agent, for the account of the Banks, as consideration for the Banks' agreement to enter into this Amendment No. 3 to Credit Agreement, an amount equal to $50,000 (the "Amendment Fee"). The Borrower agrees to pay and save the Agent and the Banks harmless against liability for the payment of all out-of-pocket expenses of the Agent or the Banks arising in connection with this Amendment, including fees and expenses of the Agent's legal counsel.

         SECTION 7. SAVINGS CLAUSE AND OTHER PROVISIONS. The provisions of the Agreement shall remain in full force and effect except as specifically modified hereby. This Amendment No. 3 to Credit Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with, and governed by, such laws. All representations, warranties and covenants contained herein or made in writing by the Borrower or any Surety in connection herewith shall survive the execution and delivery of this Amendment No. 3 to Credit Agreement and will bind and inure to the benefit of the successors and assigns of the parties hereto, provided that, without the prior written consent of the Banks, the Borrower may not assign any of its obligations under the Notes or the Agreement and the Loan Documents and any such attempted assignment shall be null and void. This Amendment No. 3 to Credit Agreement may be executed in any number of counterparts so that when all such copies are placed together they shall constitute one and the same document.

         SECTION 8. SECURITY. The Borrower's obligations under the Credit Agreement as amended by this Amendment No. 3 to Credit Agreement and the Notes are and will continue to be secured by the security interest granted to the Agent, on behalf of the Banks, by the Borrower and the Sureties under each of the Loan Documents (as each such agreement has been and may be further amended or modified from time to time), and such Notes and obligations are and will continue to be a part of the Debt (as that term is defined in the Security Agreements) which is secured by the security interest granted by the Loan Documents.

         SECTION 9. CONFIRMATION. Except as specifically amended or modified by this Amendment No. 3 to Credit Agreement, the Agent, the Banks and the Borrower hereby confirm and ratify the Credit Agreement in its entirety, as amended.

         IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed and delivered this Amendment No. 3 to Credit Agreement as of the date first written above.

                                         PEN HOLDINGS, INC.



                                         By: /s/ Mark A. Oldham
                                             ----------------------------------
                                         Title: Secretary/Treasurer
                                                -------------------------------


                                         MELLON BANK, N.A., as Agent



                                         By: /s/ John J. Ligday
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         CIBC INC.



                                         By:
                                             ----------------------------------
                                         Title:
                                                -------------------------------



                                         AMSOUTH BANK



                                         By: [illegible]
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------

The undersigned, being all the Sureties, and intending to be legally bound, hereby (i) acknowledge and consent to the foregoing Amendment No. 3 to Amended and Restated Credit Agreement,(ii) confirm that they continue to be bound by the terms of the Suretyship Agreements and the other Loan Documents to which they are a party, and (iii) ratify and confirm their respective obligations under the Suretyship Agreements and the Loan Documents to which they are a party.

                                         PEN COAL CORPORATION


                                         By: /s/ Mark A. Oldham
                                             ----------------------------------
                                         Title: Secretary/Treasurer
                                                -------------------------------


                                         RIVER MARINE TERMINALS, INC.


                                         By: /s/ Mark A. Oldham
                                             ----------------------------------
                                         Title: Secretary/Treasurer
                                                -------------------------------


                                         THE ELK HORN COAL CORPORATION


                                         By: /s/ Mark A. Oldham
                                             ----------------------------------
                                         Title: Secretary/Treasurer
                                                -------------------------------


                                         PEN COTTON COMPANY


                                         By: /s/ Mark A. Oldham
                                             ----------------------------------
                                         Title: Secretary/Treasurer
                                                -------------------------------


                                         PEN HARDWOOD COMPANY


                                         By: /s/ Mark A. Oldham
                                             ----------------------------------
                                         Title: Secretary/Treasurer
                                                -------------------------------


                                         MARINE TERMINALS, INC.


                                         By: /s/ Mark A. Oldham
                                             ----------------------------------
                                         Title: Secretary/Treasurer
                                                -------------------------------

                                  EXHIBIT "A"

The Agent will be furnished with the following, all in form and substance satisfactory to the Agent and the Banks:


         1.       A properly executed original of Amendment No. 3 to Credit
                  Agreement.

         2. A Corporate Officer's Certificate of (i) the Borrower made by a Responsible Officer of the Borrower evidencing no change in the articles of incorporation or code of regulations of the Borrower and certifying to the incumbency of the officers signing the agreements described in item 1 above and the corporate resolutions of the Borrower and each of the Sureties described in item 3 below.

         3. Copies of proper corporate resolutions of (a) the Borrower authorizing the execution, acknowledgment and delivery of this Amendment No. 3 to Credit Agreement, certified by a Responsible Officer of the Borrower and (b) each of the Sureties authorizing the execution, acknowledgment and delivery of the Amendment No. 3, certified by a Responsible Officer of each of the Sureties.

         4. Payment in full of the Amendment Fee to the Agent for the ratable benefit of the Banks.